UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 24, 2003
                      (Date of the earliest event reported)



                                PhotoMedex, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                  0-11635                     59-2858100
          --------                  -------                     ----------
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
        of incorporation)                                    Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                  -------------
               Registrant's telephone number, including area code





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1 Press Release, dated July 24, 2003, reporting the results of operations of PhotoMedex, Inc. (the "Registrant") for its second quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).


Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition.)

           On July 24, 2003, the Registrant reported its results of operations for its second quarter ended June 30, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.




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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PHOTOMEDEX, INC.



Dated:  July 29, 2003          By: /s/ Dennis M. McGrath
                                  ----------------------
                                    Dennis M. McGrath
                                    Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                           Description
--------------                           -----------

     99.1 Press release of PhotoMedex, Inc., dated July 24, 2003, regarding the announcement of the Company's second quarter of 2003 earnings.


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